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                                                                    EXHIBIT 10.9

                                  SEMINIS, INC.
                          SEMINIS VEGETABLE SEEDS, INC.
                            INTERIM WAIVER AGREEMENT

To the Lender Parties to the Credit
   Agreement Identified Below

Ladies and Gentlemen:

       We refer to the Credit Agreement dated as of June 28, 1999 (the "Credit Agreement") among the undersigned, SEMINIS, INC., an Illinois corporation ("Seminis"), SEMINIS VEGETABLE SEEDS, INC., a California corporation ("SVS") and SVS HOLLAND B.V., a private company with limited liability incorporated under the laws of The Netherlands ("SVS Holland" and, together with Seminis and SVS, individually a "Borrower" and collectively the "Borrowers"), the Banks from time to time party thereto and Harris Trust and Savings Bank, as administrative agent for the Banks (the "Administrative Agent"), as heretofore or hereafter amended (the "Credit Agreement"), capitalized terms used without definition below to have the meanings ascribed to them in the Credit Agreement. Upon satisfaction of the conditions precedent to effectiveness set forth below, certain Potential Defaults and/or Events of Default shall be waived, all on and subject to the conditions and limitations set forth below:

       1. Interim Waivers with Respect to Certain Financial Covenants. Any Potential Default or Event of Default occasioned solely by the failure of the Borrowers to be in compliance with Section 7.20 or 7.22 of the Credit Agreement as of, but only as of, September 30, 2000 is hereby waived but only for the period (the "Waiver Period") from September 30, 2000 to and including December 20, 2000 (the "Expiry Date"). From and after the Expiry Date such waivers shall be of no further force or effect and, absent a further waiver of such Potential Defaults and/or Events of Default by the Required Banks such Potential Defaults and Events of Default shall once again arise all as though the waivers provided for in this Section 1 had never been given.

       2. Conditions to Effectiveness. The waivers contained in Section 1 above shall only become effective if on or before November 30, 2000 (a) the Borrowers shall have made the interest payment on the Loans required to be paid on such date, and (b) during the period from November 14, 2000 through November 30, 2000, Savia shall have made capital contributions to Seminis in an aggregate amount not less than $14,000,000.

       3. Availability. In consideration of the waivers hereinabove provided, the Borrowers hereby agree that, anything contained in the Credit Agreement to the contrary notwithstanding, during the Waiver Period (and thereafter if any Potential Default or Event of Default shall have occurred and be continuing) the Borrowers shall have no right to request or obtain Revolving Credit Loans (other than Revolving Credit Loans obtained pursuant to Section 1.5 of the Credit Agreement to repay a Reimbursement Obligation on the date such Reimbursement Obligation arises) or Swingline Loans or the issuance of L/Cs under the Credit Agreement.


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       4. Interest Periods. Anything contained in the Credit Agreement to the contrary notwithstanding, the Borrowers shall not be entitled to create, continue or convert LIBOR Portions or select new Interest Periods therefor and all existing LIBOR Portions shall be converted into Base Rate Portions on the expiration of the Interest Periods currently applicable thereto.

       5. Transactions with Foreign Affiliates. Seminis will not, and will not permit any of its Domestic Subsidiaries to, directly or indirectly, make any loans or advances or transfer any of their respective Property to or for the benefit of any Foreign Subsidiary or Foreign Affiliate (as hereinafter defined) of Seminis except in the ordinary course of business and consistent with past practices between Seminis and its Domestic Subsidiaries, on the one hand, and Seminis' Foreign Subsidiaries and Affiliates on the other hand. As used herein, the term "Foreign Affiliate" means any Affiliate of Seminis that is not organized under the laws of a State of the United States of America or the District of Columbia.

       6. Waiver Fee. Upon the effectiveness of this Interim Waiver Agreement (the "Effective Date"), the Banks shall have earned, and the Borrowers hereby jointly and severally promise to pay to the Administrative Agent for the ratable benefit of the Banks, a non-refundable fee in the amount of $350,000, which fee shall be due and payable on March 31, 2001. Said fee shall be payable to the Banks party to the Credit Agreement on the Effective Date ratably in accordance with their respective Exposures on the Effective Date.

       7. Representations and Releases. Each Borrower hereby represents, warrants, acknowledges and agrees that (i) there are no set offs, counterclaims or defenses against the Notes, the Credit Agreement (as amended or otherwise modified hereby) or any other Loan Documents (as amended or otherwise modified hereby or by the security agreement amendments) and (ii) there are no claims (absolute or contingent or matured or unmatured) or causes of action by any Borrower against any Bank or any Agent. Notwithstanding the immediately preceding sentence and as further consideration for the agreements and understandings contained herein, each Borrower hereby releases the Agents and the Banks, their respective predecessors, officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors and assigns, from any liability, claim right or cause of action which now exists or hereafter arises as a result of acts, omissions or events occurring on or prior to the date hereof, whether known or unknown, including but not limited to claims arising from or in any way related to the Credit Agreement, the other Loan Documents or the business relationship among the Borrowers, the Agents and the Banks.

       8. Miscellaneous. Except as specifically modified hereby, all of the terms, conditions and provisions of the Credit Agreement shall stand and remain unchanged and in full force and effect. The Borrowers' obligations under Section
12.8 of the Credit Agreement shall be unaffected by the waiver contained herein. No reference to this Interim Waiver Agreement need be made in any instrument or document at any time referring to the Credit Agreement, a reference to the Credit Agreement in any of such to be deemed to be a reference to the same as modified hereby. This Interim Waiver Agreement may be executed in counterparts and by separate parties hereto on separate counterparts, each to constitute an original but all of which shall constitute one and the same instrument. The Borrowers hereby confirm that all representations and warranties made by them in the Loan Documents are true and correct as of the date hereof except to the extent that any of same expressly relate to any earlier date and acknowledge that their obligations under the Loan Documents are justly and truly owing without defense, offset or counterclaim. The waivers provided for herein shall be strictly construed and limited as hereinafter provided. This Interim Waiver Agreement shall


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become effective upon receipt by the Administrative Agent of counterparts hereof which, taken together, bear the signatures of the Borrowers and the Required Banks, provided however that upon satisfaction of such conditions such effectiveness shall relate back to and be deemed effective as of September 30, 2000 all with the same force and effect as though such conditions precedent to effectiveness had been satisfied as of and on such date. This Interim Waiver Agreement shall be deemed to be a "Loan Document" for purposes of the Credit Agreement and the other Loan Documents. This Interim Waiver Agreement shall be construed in accordance with and governed by the laws of the state of Illinois.


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Dated and to become effective as of this 30(th) day of September 2000.

                                   SEMINIS, INC.

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


                                   SEMINIS VEGETABLE SEEDS, INC.

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


                                   SVS HOLLAND B.V.

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


                                   HARRIS TRUST AND SAVINGS BANK, individually
                                     and as Administrative Agent

                                   By
                                     -------------------------------------------
                                     Its Vice President


                                   CREDIT AGRICOLE INDOSUEZ

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


                                   BANK OF AMERICA, N.A.

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


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                                   THE BANK OF NOVA SCOTIA

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


                                   COMERICA BANK

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


                                   BANK ONE

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


                                   PARIBAS

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


                                   UNION BANK OF CALIFORNIA, N.A.

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------

                                   FLEET NATIONAL BANK

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------

                                   MEESPIERSON CAPITAL CORP.

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


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                                   RABOBANK INTERNATIONAL

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------

                                   SANWA BANK CALIFORNIA

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------

                                   THE FUJI BANK, LIMITED

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------

                                   THE MITSUBISHI TRUST & BANKING
                                     CORPORATION

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------

                                   US BANCORP AG CREDIT, INC.

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------

                                   THE DAI-ICHI KANGYO BANK, LTD.

                                   By
                                     -------------------------------------------
                                      Its
                                         ---------------------------------------


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